SKYH
NYSE

SkyHarbour

2025 Q3 Earnings Webcast
November 12th, 2025

Chicago Dallas Denver Hartford Houston Los Angeles Miami Nashville New York Orlando Portland Phoenix Salt Lake City San Jose Seattle Trenton Washington

DISCLAIMER

General

This presentation and information provided at a webcast or meeting at which it is presented (the "Presentation") is for informational purposes only to assist investors, prospective investors and other parties in making their own evaluation with respect to Sky Harbor Group Corporation ("Sky Harbour"). The information contained herein does not purport to be all-inclusive, and neither Sky Harbour nor any of its respective affiliates, directors, officers, employees, agents, shareholders or advisors makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. Certain information contained in this Presentation relates to or is based on studies, publications, surveys, and Sky Harbour's own internal estimates and research. To the extent available, the industry, market and competitive position data contained in this Presentation are sourced from official or third-party sources. Third-party industry publications, studies and surveys generally state that the data contained therein have been obtained from sources believed to be reliance, but that there is no guarantee of the accuracy or completeness of such data. Sky Harbour has not independently verified the data contained therein. In addition, certain of the industry, market and competitive position data contained in this Presentation may be sourced from Sky Harbour's own internal estimates based on the knowledge and experience of Sky Harbour's management in the markets in which Sky Harbour operates. This data and its underlying methodology and assumptions have not been verified by any independent source for accuracy or completeness and are subject to change without notice. Accordingly, undue reliance should not be placed on any of the industry, market or competitive position data contained in this Presentation. In addition, certain data and other information included in this Presentation are based on a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while Sky Harbour believes its internal research is reliable, such research has not been verified by any independent source. The financial results presented herein have not been audited and are based on information currently available to Sky Harbour. As such, Sky Harbour's actual results may materially vary from the results presented in this Presentation.

Cautionary Language Regarding Forward Looking Statements

This Presentation includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as "estimate," "plan," "goal," "project," "forecast," "intend," "will," "expect," "anticipate," "believe," "seek," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Sky Harbour's expectations, beliefs, intentions or strategies regarding the future; Sky Harbour's expectations with respect to future permitting, construction and leasing, future performance and anticipated financial impacts; and future ability to raise capital. Forward-looking statements are based on current expectations and assumptions that are inherently uncertain. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Sky Harbour's management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Sky Harbour. Please refer to the risk factors discussed in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 27, 2025, under the heading "Risk Factors," and other documents of Sky Harbour has filed, or will file, with the SEC. Sky Harbour disclaims any obligation to update information contained in these forward-looking statements whether as a result of new information, future events or otherwise.

DISCLAIMER

Financial Information; Non-GAAP Financial Measures

Certain financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X or Regulation G. Accordingly, such information and data may not be included in, may be adjusted in, or may be presented differently in, any proxy statement/prospectus or registration statement or other report or document to be filed or furnished by Sky Harbour with the SEC. Some of the financial information and data contained in this Presentation has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Sky Harbour believes these non-GAAP financial measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Sky Harbour's financial condition and results of operations. Sky Harbour's management uses these non-GAAP financial measures for budgeting and planning purposes. Sky Harbour believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends and in comparing Sky Harbour's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP financial measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Sky Harbour's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which items of expense and income are excluded or included in determining these non-GAAP financial measures. You should review Sky Harbour's financial statements included in Sky Harbour's Annual Report on Form 10-K, filed with the SEC on March 27, 2025, and other documents of Sky Harbour has filed, or will file, with the SEC. A reconciliation of projected non-GAAP financial measures has not been provided as such reconciliation is not available without unreasonable efforts.

Municipal Bond Offering

Sky Harbour Capital LLC (the "Bond Borrower"), a subsidiary of Sky Harbour, raised capital through a municipal bond offering. That bond offering was made through a Preliminary Offering Statement ("POS"), which contained a number of disclosures regarding the Bond Borrower and its subsidiaries, which comprise the obligated group (the "Obligated Group") for such bonds. The POS disclosure includes projections regarding the future business obligations of the Obligated Group and other disclosure pertaining to the Obligated Group. Because the POS disclosure has been drafted to convey information concerning only the Obligated Group, such disclosure should not be relied upon in making an investment decision regarding Sky Harbour.

SkyHarbour

PRESENTERS



TAL KEINAN

Chief Executive Officer



FRANCISCO GONZALEZ

Chief Financial Officer



TIM HERR

Treasurer & SVP Finance



MICHAEL SCHMITT

Chief Accounting Officer



TORI PETRO

Accounting & Finance Manager



ANDREAS FRANK

Business Associate & Assistant Treasurer

SKY HARBOUR GROUP CORP FINANCIAL RESULTS

Construction Accelerating, Increasing Revenues

COST OF CONSTRUCTION AND CONSTRUCTED ASSETS


(In millions)
300
250
200
150
100
50
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25

QUARTERLY REVENUES


(In millions)
8
7
6
5
4
3
2
1
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25

OPERATING EXPENSES*


(In millions)
8
7
6
5
4
3
2
1
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25

SG&A**


(In millions)
7
6
5
4
3
2
1
0
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25

OPERATING RESULTS


(In millions)
0
-1
-2
-3
-4
-5
-6
-7
-8
-9
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25

NET CASH FLOW USED IN OPERATING ACTIVITIES


(In millions)
0
-2
-4
-6
-8
-10
-12
-14
-16
Q1'22 Q2'22 Q3'22 Q4'22 Q1'23 Q2'23 Q3'23 Q4'23 Q1'24 Q2'24 Q3'24 Q4'24 Q1'25 Q2'25 Q3'25

*Expenses represent only Campus operating expenses, Fuel expenses, and Ground lease expenses lines in 10Q

**SG&A represents Pursuit and marketing expenses, Employee compensation and benefits, and General and administrative expense lines in 10Q

SKY HARBOUR CAPITAL - PABS OBLIGATED GROUP

Step Up in 2025 with Three New Campus Openings

COST OF CONSTRUCTION AND CONSTRUCTED ASSETS


(In millions)
300
250
200
150
100
50
0
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25

QUARTERLY REVENUES


(In millions)
4
3.5
3
2.5
2
1.5
1
0.5
0
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25

OPERATING EXPENSES*


(In millions)
4
3.5
3
2.5
2
1.5
1
0.5
0
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25

SG&A**


(In millions)
1.0
0.8
0.6
0.4
0.2
0.0
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25

OPERATING RESULTS


(In millions)
1
0.5
0
-0.5
-1
-1.5
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25

NET CASH FLOW PROVIDED BY OPERATING ACTIVITIES


(In millions)
5.0
4.0
3.0
2.0
1.0
0.0
-1.0
-2.0
Q2'22
Q3'22
Q4'22
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24
Q2'24
Q3'24
Q4'24
Q1'25
Q2'25
Q3'25

*Expenses represent only Campus operating expenses, Fuel expenses, and Ground lease expenses lines in 3rd Quarter SH Capital Report

**SG&A represents Pursuit and marketing expenses and General and administrative expense lines in in 3rd Quarter SH Capital Report

ADJUSTED EBITDA

Reporting of Quarterly Adjusted EBITDA

Adjusted EBITDA defined as net income before:

(i) depreciation and amortization expense
(ii) interest expense
(iii) interest income
(iv) non-cash stock-based compensation expense
(v) non-cash gains and losses resulting from the change in fair value of our liability-classified warrants
(vi) non-cash operating lease expense
(vii) non-cash operating lease income
(viii) provision for income taxes
(ix) Other non-cash expenses, including, but not limited to, the impairment of long-lived assets, gains or losses arising from the disposition of assets, losses on extinguishment of debt, and other non-cash non-operating expenses.

Three Months Ended Adjusted EBITDA ($ in thousands)
Reconciliation to GAAP Net Loss



0
(1,000)
(2,000)
(3,000)
(4,000)
(5,000)
(6,000)
(7,000)
(4,653)
1,774
279
(304)
(3,002)
1,990
1,939
(302)
(2,278)
Net loss
Depreciation and amortization
Interest expense
Other income
FV of warrants
Stock-based compensation
Non-cash operating lease expense
Non-cash operating lease income
Adjusted EBITDA

*supplemental in nature and a financial measure not calculated in accordance with GAAP.

SITE ACQUISITION

Reaffirming Guidance of 4 New Ground Lease Announcements by Year-end


Operating
Construction & Pre-Construction
Pre-Development

Sky Harbour Portfolio Square Footage in Operation and Development


4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
0
1,024,318
972,782
1,595,880
3,592,960
Construction Pending
Construction Commenced
In Operation
Expected Completion by end of 2027
Development Pipeline
Total

LONG BEACH AIRPORT (LGB)
New Airport in Los Angeles

- ✔ Expansion into Tier 1 LA Market
- ✔ 196k SF Campus, 2 phases
- ✔ Potential Stabilized Revenue: $10mm
- ✔ Accommodates largest business aircraft


SKYH - Camarillo
SKYH - Long Beach

LEASING UPDATE

Campuses in Operation, Lease-Up, and Pre-Lease

Preliminary data as of November 12, 2025

	STABILIZED CAMPUSES					CAMPUSES IN INITIAL LEASE-UP				PRE-LEASING
	SGR	BNA	OPF 1	SJC	CMA	BFI	DVT 1	ADS 1	APA 1	IAD 1 + BDL 1
Revenue Run Rate	$1.4mm	$4.7mm	$6.9mm	$4.0mm	$3.5mm	$1.0mm	$1.7mm	$1.6mm	$0.7mm	
Rentable SF[1]	66,080	149,069	160,092	50,431	121,931	89,609	134,270	120,836	132,000	278,720
Private SF	66,080	95,705	146,751	8,967	96,731	19,138	50,351	34,260	14,185	--
Semi-Private SF	0	53,364	13,341	41,464	25,200	--	--	--	--	--
Semi-Private Aircraft SF[2]	0	38,215	9,432	50,064	27,365	17,433	24,410	59,734	8,016	23,988
Effective Revenue/RSF	$21.64	$31.39	$42.96	$79.14	$28.93	$11.44	$12.66	$13.24	$5.30	$3.60
Contracted Revenue/Leased SF[5] H	$21.64	$56.94	$46.00	$88.17	$34.60	Contracted[3]				Rent only[4] (fuel not included)
L	$21.64	$32.50	$35.47	$45.70	$20.50					

[1] (RSF) Based on constructed hangar square feet
[2] Leased aircraft SF and pro-rata share of any shared office space
[3] Contracted revenues not including expected additional fuel revenue
[4] Contracted rent not including any additional fuel revenue
[5] Shows high (H) and low (L) ranges of contracted lease rates

This slide includes metrics, including annualized revenue run rate and revenue per square foot, to help us evaluate our business, measure our performance, identify trends affecting our business, formulate business plans, and make strategic decisions. The revenue run rate for stabilized campuses is calculated as the sum of (i) rental revenue earned in the last month of the fiscal period multiplied by twelve and (ii) fuel revenue earned during the last quarter of the fiscal period multiplied by four. Revenue per square foot is calculated by dividing the revenue run rate by the rentable square footage.
Our key performance indicators may be calculated in a manner different than similar key performance indicators used by other issuers. These metrics are estimated operating metrics and not projections, nor actual financial results, and are not indicative of current or future performance.

OBLIGATED GROUP MODIFICATION

APA 2 out, ADS 2 in

- Proposed Modification of Construction Program
  - Removal APA Phase 2
  - Add ADS Phase 2
- Project Modification Provision per the Bonds' Trust Indenture
  - Earlier completion
  - Expected lower total construction cost
  - Slightly higher projected revenues
  - Credit accretive to bondholders





$200 MILLION JPMORGAN DRAWDOWN FACILITY

Projected Monthly Construction Spend and Facility Draws

Funding Construction of BDL, SLC, POU1, ORL1, and TTN


$35,000,000
$30,000,000
$25,000,000
$20,000,000
$15,000,000
$10,000,000
$5,000,000
$0
Nov-25
Dec-25
Jan-26
Feb-26
Mar-26
Apr-26
May-26
Jun-26
Jul-26
Aug-26
Sep-26
Oct-26
Nov-26
Dec-26
Jan-27
Feb-27
Mar-27
Apr-27
May-27
Jun-27
Jul-27
Aug-27
Equity
Debt
Asset Contribution as Equity

Benefits

- Tax-Exempt
- Draw Down/Issuance as Needed
- Swapped to Fixed Interest Rate: 4.73%
- No Prepayment Penalty
- Delayed Equity Funding
- Optimized Timing of General Contracting
- Flexibility in Project Sequencing
- 5-Year Maturity

5 Year USD Interest Rate SWAP executed on 10/20/2025

(% Rate)


4.6
4.4
4.2
4
3.8
3.6
3.4
Swap Executed
5-Nov-24
5-Dec-24
5-Jan-25
5-Feb-25
5-Mar-25
5-Apr-25
5-May-25
5-Jun-25
5-Jul-25
5-Aug-25
5-Sep-25
5-Oct-25
5-Nov-25

PERMANENT CAPITAL: KEY TO PRUDENT FUNDING OF GROWTH CAPITAL OPPORTUNISTICALLY

Growth Capital

INTERNALLY GENERATED CASH FLOW

In lieu of a portion or all dividends in the early years

SKYH HOLDING COMPANY EQUITY

Public ATM or marketed offerings

PIPEs

UPFRONT LEASE PAYMENTS

Long Term Tenant Leases

Upfront Cash Payment

Realization of Asset Value

PRIVATE ACTIVITY TAX-EXEMPT DEBT

Bank Facility

Medium to Long-term PABs

Possibility of additional tranches

US Treasuries and Cash

(In millions)

~$247.9 Million


Cash, $36,473
Treasuries, $11,447
Warehouse Facility, $200,000

Q3 HIGHLIGHTS



SkyHarbour

SkyHarbour

01

SITE ACQUISITION

- 19 Airport ground leases and on track
- Pursuing same-field expansion opportunities
- **Tier-1 SHER targeting**

02

DEVELOPMENT

- **Manufacturing in full gear**
- Construction accelerated
  - OPF 2 on track
  - BDL ground broken
  - ADS 2 demo complete
  - SLC sitework
  - 10 fields in development
- Quality assurance program implemented

03

LEASING

- Stabilized campuses revenue run rate: post-stabilization growth
- DVT, ADS, APA in round-one lease-up:
  - Turn 1: Achieve 100% occupancy
  - Turn 2: Establish market rents
- **Preleasing strategy adopted: BDL-forward**

04

OPERATIONS

- Nine fields operating
- Two phase IIs in prep: Small operating change
- **Industry-recognized service offering = key differentiator**
  - Proprietary ops training program
  - "Sky-Standard" property management program

LOOKING FORWARD

Focus on Scale



01

SITE ACQUISITION

- On course to meet 2025 acquisitions target
- 2026:
  - Max revenue capture
  - Same-field expansion
    - Intimate market knowledge
    - Operational efficiencies

02

DEVELOPMENT

- Ready for 2026 surge
- Preparing for 2027 surge

03

LEASING

- Team growth – veteran advantage
- Short-term order of operations:
  - New campuses to 100%
  - New campuses to market rents
  - Legacy campus revenue enhancement
- Long-term: Pre-leasing adopted: BDL, IAD first

04

OPERATIONS

- Resident feedback loop
- Defense: Bulletproof safety, security, efficiency
- Offense: Continue innovating and widening value gap

SkyHarbour

QUESTIONS





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